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                                                                Exhibit 99





			THE OHIO CASUALTY INSURANCE COMPANY
				EXCESS BENEFIT PLAN




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			THE OHIO CASUALTY INSURANCE COMPANY
				EXCESS BENEFIT PLAN


				TABLE OF CONTENTS
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								Page
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SECTION 1   DEFINITIONS						  2
	1.1 Definitions						  2
	1.2 Number and Gender					 11

SECTION 2   PARTICIPATION BY SELECTED EMPLOYEES			 12
	2.1 Participation					 12
	2.2 Cessation of Active Participation			 12

SECTION 3   ANNUAL EXCESS BENEFIT CREDITS			 13
	3.1 Amount of Credit					 13
	3.2 Adjustment to Excess Benefit Account		 13

SECTION 4   ACCOUNTS						 14
	4.1 Establishment of Excess Benefit Accounts		 14
	4.2 Crediting/Debiting of Account			 14

SECTION 5   DISTRIBUTIONS					 17
	5.1 In General						 17
	5.2 Distributions to Incompetents			 17
	5.3 Court Ordered Distributions				 17
	5.4 Method of Payment					 17
	5.5 Distribution to Pay Taxes				 18
	5.6 Distribution for Code Section 409A Violation	 18
	5.7 Distribution Upon Plan Termination			 18
	5.8 Timing of Actual Distributions			 20
	5.9 Limitations on Distribution				 20
	5.10 Valuation of Distributions				 20
	5.11 Right to Withhold and Receive Payment for Taxes	 20

SECTION 6   BENEFICIARIES					 22
	6.1 Beneficiary Designation				 22
	6.2 No Beneficiary Designation				 22

SECTION 7   FUNDING AND PARTICIPANT'S INTEREST			 23
	7.1 Plan Unfunded					 23
	7.2 Interests of Participants Under the Plan		 23

SECTION 8   ADMINISTRATION AND INTERPRETATION			 24
	8.1 Administration					 24

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	8.2 Interpretation					 24
	8.3 Records and Reports					 24
	8.4 Payment of Expenses					 25
	8.5 Indemnification for Liability			 25
	8.6 Claims Procedure					 25

SECTION 9   AMENDMENT AND TERMINATION				 29
	9.1 In General						 29
	9.2 Termination After Change in Control			 29

SECTION 10  MISCELLANEOUS PROVISIONS				 30
	10.1 Information to be Furnished by Participants
	     and Beneficiaries and Inability to Locate 		 30
	10.2 Right of the Company to Take Employment Actions	 30
	10.3 No Alienation of Assignment of Benefits		 30
	10.4 Construction					 31
	10.5 Headings						 31
	10.6 Agent for Legal Process				 31
	10.7 Tax Treatment					 31

APPENDIX A  LIST OF AFFILIATES					A-1

APPENDIX B  MEASUREMENT FUNDS					B-1



				ii

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                     THE OHIO CASUALTY INSURANCE COMPANY
                             EXCESS BENEFIT PLAN

	This Plan is intended to provide a means of equalizing the benefits of those employees of The Ohio Casualty Insurance Company participating in the Savings Plan (as defined herein), whose funded benefits under that Plan are or will be limited by application of ERISA (as defined herein), the Code (as defined herein) or any applicable law, rule or regulation. This Plan is intended to be an "excess benefit plan" as that term is defined in ERISA
Section 3(36) with respect to those participants whose benefits under the Savings Plan have been or will be limited by Code Section 415 and a "top hat" plan meeting the requirements of ERISA Sections 201(2), 301(a)(3), and 401(a)(1) with respect to those participants whose benefits under the Savings Plan have been limited or will be limited by Code Section 401(a)(17). This Plan shall also consolidate the benefits accrued and unpaid under the Ohio Casualty Insurance Company Supplemental Executive Savings Plan (the "Prior Plan") as of December 31, 2004 and any benefits provided under this Plan shall be in lieu of any benefits provided under that Prior Plan that remain unpaid as of December 31, 2004. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan shall be effective as of January 1, 2005.



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				SECTION 1

			       DEFINITIONS
			       -----------

	1.1 Definitions. Whenever the following initially capitalized words and phrases are used in this Plan, they shall have the meanings specified below unless the context clearly indicates otherwise:

            (1) The term "Additional Contribution Percentage" shall mean, for any Plan Year, the contribution percentage in effect under the Savings Plan for determining Company Additional Contributions (as defined in the Savings Plan) made to the Savings Plan for that Plan Year.

            (2) The term "Adjusted Excess Benefit" shall mean, for an Eligible Employee or a Participant for any Plan Year, the amount for that Plan Year determined for him or her under Section 3.2.

            (3) The term "Affiliate" (a) shall mean any corporation, limited liability company, partnership or other entity designated by the Board or Committee as an affiliate of the Company and (b) automatically shall include any "Affiliate," as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (4) The term "Base Pay" shall have the same meaning provided under the Savings Plan, except that such Base Pay shall be determined without regard to the limitations of Code Section 401(a)(17). Notwithstanding the preceding sentence to the contrary, to the extent base pay deferred under a nonqualified deferred compensation plan is excluded from Base Pay, as determined under the preceding sentence, such base pay shall be included in Base Pay for purposes of this Plan.

            (5) The term "Beneficiary" shall mean such person or legal entity as may be designated by a Participant in accordance with Section 6 or otherwise entitled under Section 6 to receive benefits hereunder upon the death of such Participant.

            (6) The term "Benefit Commencement Date" shall mean, with respect to a Participant, the first Valuation Date following the end of the six (6)-month period commencing on the earliest of his or her Retirement or Termination of Employment with the Employer.

            (7) The term "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

            (8) The term "Change in Control" shall mean any of the following:

		(a) Subject to the rules of application described in Section
	    1.1(7)(b), the date on which the earliest of the following events occurs:

		   (i)	After the Effective Date, an event that would be
	    required to be reported as a change in control for purposes of the Exchange Act.

	 	  (ii)	During any 24-consecutive-calendar-month period ending
		after the Effective Date, there is a change in a majority of the OCC Board;


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		provided, however, that any new director whose nomination for
		election by the Corporation's shareholders was approved, or who was appointed or elected to the OCC Board, by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 24-consecutive-calendar-month period will be disregarded in determining if there has been a change in the majority of the OCC Board.

		  (iii)	During any 12-consecutive-calendar month period
		beginning after the Effective Date, any entity or "person," including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) through a tender offer or otherwise, of Common Shares representing more than 20 percent or more of the combined voting power of the Corporation's then outstanding Common Shares. However, this element of this definition will be applied without regard to the effect of any redemption of Common Shares by the Corporation or the acquisition of Common Shares by the Company or any Affiliate and, solely for purposes of applying this subsection 1.1(7)(a)(iii), after ignoring any Common Shares acquired:

			A. By the Company or any employee benefit plan
                   maintained by the Company or any Affiliate;

			B. Directly, through an equity compensation plan
		   maintained by the Company or any Affiliate;

			C. Directly, through inheritance, gift, bequest or by
		   operation of law on the death of an individual; or

			D. By any entity or "person," including a "group" as
		   contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2), with respect to which that acquirer has filed SEC Schedule 13G indicating that the Common Shares were not acquired and are not held for the purpose of or with the effect of changing or influencing, directly or indirectly, the Corporation's management or policies, unless and until that entity or person indicates that its intent has changed by filing SEC Schedule 13D.

		  (iv)	After the Effective Date, any entity or "person,"
		including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2) and, in the aggregate, all employee pension benefit plans, as defined in Section 3(3) of ERISA, maintained by the Company or any Affiliate, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
		Act), through a tender offer or otherwise, of Common Shares representing more than 50 percent or more of the combined voting power of the Corporation's then outstanding Common Shares.

		   (v)	After the Effective Date, the Corporation's
		shareholders approve a definitive agreement to merge or combine the Corporation with or into another entity, a majority of the directors of which were not

                                   -3-


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		members of the OCC Board immediately before the merger and
		in which the Corporation's shareholders will hold less than 50 percent of the voting power of the surviving entity. When applying this element of this definition, shareholders will be determined immediately before and immediately after the merger or combination.

		  (vi)	Within any 12-consecutive-calendar-month period ending
		after the Effective Date, any entity or "person," including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2) and Code Section 280G, acquires, either directly or as a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of another entity or person, assets of the Corporation, Company and all Affiliates (the "Group") having a total gross fair market value equal to or greater than 50 percent of the book value of the Group's assets. For purposes of this definition, "book value" will be established on the basis of the latest consolidated financial statement the Corporation filed with the Securities and Exchange Commission before the date any 12-consecutive-calendar-month measurement period began. However, except as otherwise provided in this section, this element of this definition will be applied after ignoring:

			A. Any transfer of assets to an entity, more than 50
                   percent of the total value or voting power of which is owned by the Company and/or one or more members of the Group; or

			B. Any transfer of assets to any entity or "person"
		  (including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2)) that, immediately before the transfer, owns, directly or as a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), more than 50 percent of the total value or voting power of the Corporation's outstanding securities.

		b.  For purposes of applying all parts of this definition,
	(i) Common Shares owned or acquired by any Employee or by any other entity or "person" (including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2)) acting in concert with such Employee will be disregarded, (ii) any transfer of assets to an Employee or to (or merger of the Corporation with) any other entity or "person" (including a "group" as contemplated by Exchange Act Sections 13(d)(3) and 14(d)(2)) acting in concert with the Employee will be disregarded and (iii) the constructive ownership rules of Code Section 318(a) will be applied to determine share ownership.

          (9) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (10) The term "Code Section 415 Excess Benefit" shall mean the portion of a Participant's Excess Benefit Account Balance solely attributable to amounts credited to his or her Excess Benefit Account because of the limitations of Code Section 415.

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          (11) The term "Committee" shall mean the Executive Compensation
	Committee of the Board or any other Committee of the Board designated by the Board to administer the Plan.

          (12) The term "Common Shares" or "Shares" shall mean the Corporation's common shares or any security issued in substitution, exchange or in place of the Corporation's common shares.

          (13) The term "Company" shall mean The Ohio Casualty Insurance
        Company	or any successor thereto.

          (14) The term "Compensation" shall have the same meaning provided under the Savings Plan, except that such Compensation shall be determined without regard to the limitations of Code Section 401(a)(17). Notwithstanding the preceding sentence to the contrary, to the extent compensation deferred under a nonqualified deferred compensation plan is excluded from Compensation, as determined under the preceding sentence, such compensation shall be included in Compensation for purposes of this Plan.

          (15) The term "Corporation" shall mean The Ohio Casualty Corporation or any successor thereto.

          (16) The term "Deemed Excess Benefit" shall mean, for an Eligible Employee or a Participant for any Plan Year, the amount, if any, by which his or her Deemed Uncapped Savings Plan Contributions for that Plan Year exceed his or her Deemed Savings Plan Contributions for that Plan Year.

          (17) The term "Deemed Post-Tax Contributions" shall mean, for an Eligible Employee or a Participant for a Plan Year, his or her Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year, less his or her Deemed Pre-Tax Contributions for that Plan Year.

          (18) The term "Deemed Pre-Tax Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, the lesser of
	(i) his or her Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year or (ii) the contribution limitation in effect under Code Section 402(g)(1) for that Plan Year.

          (19) The term "Deemed Savings Plan Contribution" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated aggregate amount of Company Contributions (as defined in the Savings Plan) that would have been made under the Savings Plan on his or her behalf for that Plan Year based on (i) his or her Base Pay (as defined in the Savings Plan) for that Plan Year, (ii) his or her Compensation (as defined in the Savings Plan) for that Plan Year,
	(iii) his or her Deemed Savings Plan Post-Tax Contributions for the Plan Year, (iv) his or her Deemed Savings Plan Pre-Tax Contributions for the Plan Year, (v) the Additional Contribution Percentage for the Plan Year, and (vi) the Profit-Sharing Contribution Percentage for the Plan Year.

          (20) The term "Deemed Savings Plan Post-Tax Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year, less his or her Deemed Savings Plan Pre-Tax Contributions for that Plan Year.

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          (21) The term "Deemed Savings Plan Pre-Tax Contributions" shall
	mean, for an Eligible Employee or a Participant for any Plan Year, the lesser of (i) his or her Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year or (ii) the contribution limitation in effect under Code Section 402(g)(1) for that Plan Year.

          (22) The term "Deemed Uncapped Savings Plan Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated aggregate amount of Company Contributions (as defined in the Savings Plan) that would have been made on his or her behalf for that Plan Year if the limitations of Code Sections 401(a)(17) and 415 did not apply for that Plan Year based on (i) his or her Base Pay for that Plan Year, (ii) his or her Compensation for that Plan Year, (iii) his or her Deemed Post-Tax Contributions for that Plan Year, (iv) his or her Deemed Pre-Tax Contributions for that Plan Year, (v) the Additional Contribution Percentage for that Plan Year, and (vi) the Profit-Sharing Contribution Percentage for that Plan Year.

          (23) The term "Disability" shall mean a period of disability during which a Participant (a) is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve
	(12) months or (b) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Employer.

          (24) The term "Effective Date" shall mean January 1, 2005.

          (25) The term "Eligible Employee" shall mean a person who was an Employee on or after January 1, 2005, but only during such time he or she is eligible to participate in the Savings Plan on or after January 1, 2005.

          (26) The term "Employee" shall mean a person who is treated by the Employer as a common law employee of the Employer.
	Notwithstanding the preceding sentence, "Employee" shall not include any individual during the period of time he is retained by the Employer to perform services for the Employer (for either a definite or indefinite duration) and is characterized thereby as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of a common law employee) or is not reported on the Employer's payroll as a common law employee, regardless of such individual's employee status under common law, including, without limitation, any such individual who is or has been determined by a third party, including, without limitation, a government agency or board or court or arbitrator, to be a common law employee of the Employer for any purpose, including, without limitation, for purposes of any employee benefit plan of the Employer (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

          (27) The term "Employee Contribution Percentage" shall mean, for an Eligible Employee or a Participant for any Plan Year, the sum of his or her Pre-Tax Contributions (as defined in the Savings Plan) and Post-Tax Contributions (as defined in

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	the Savings Plan) made for that Plan Year divided by his or her
	Compensation (as defined in the Savings Plan) for that Plan Year.

          (28) The term "Employer" shall mean the Company and any of its Affiliates that are described in Appendix A and that have adopted the Plan as a participating employer. To the extent required by Code Section 409A and the regulations and administrative guidance issued thereunder, "Employer" shall mean the Company and any other corporation, limited liability company, partnership or other entity or person with whom the Company would be considered a single employer under Code Section 414(b) and/or Code Section 414(c).

          (29) The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

          (30) The term "Excess Benefit Account" shall mean the recordkeeping account established by the Company for each Participant to which his Excess Benefit Credits are credited and from which distributions to the Participant or to his Beneficiary are made.

          (31) The term "Excess Benefit Account Balance" or "Account Balance" shall mean, with respect to a Participant, the total amount credited to that Participant's Excess Benefit Account. The "Excess Benefit Account Balance" or "Account Balance" shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of amounts to be paid to a Participant, or such Participant's Beneficiary, under the Plan.

          (32) The term "Excess Benefit Credit" shall mean the amount credited to the Participant's Excess Benefit Account for a Plan Year under
	Section 3.1.

          (33) The term "OCC Board" shall mean the Board of Directors of the Corporation.

          (34) The term "Participant" shall mean a Selected Employee or Prior Plan Participant (as defined herein) whose participation in the Plan has not been terminated.

          (35) The term "Plan" shall mean The Ohio Casualty Insurance Company Excess Benefit Plan.

          (36) The term "Plan Year" shall mean a calendar year beginning each January 1 and ending each December 31.

          (37) The term "Profit-Sharing Contribution Percentage" shall mean, for any Plan Year, the contribution percentage in effect under the Savings Plan for determining Company Profit-Sharing Contributions (as defined in the Savings Plan) made to the Savings Plan for that Plan Year.

          (38) The term "Projected Additional Contribution Percentage" shall mean, for any Plan Year, the contribution percentage determined by the Committee as of the December 31 immediately preceding such Plan Year for this purpose.

          (39) The term "Projected Base Pay" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated Base Pay for such Plan Year, as determined by the Committee in a uniform and nondiscriminatory manner, as of the

	December 31 immediately preceding such Plan Year, or, if such Eligible Employee or Participant was not an Employee as of such December 31, the first day during the Plan Year such Eligible Employee or Participant became an Employee.

          (40) The term "Projected Compensation" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated Compensation for such Plan Year, as determined by the Committee in a uniform and nondiscriminatory manner, as of the December 31 immediately preceding such Plan Year or, if such Eligible Employee or Participant was not an Employee as of such December 31, the first day during the Plan Year such Eligible Employee or Participant became an Employee.

          (41) The term "Projected Employee Contribution Percentage" shall mean, except as described below, for an Eligible Employee or a Participant for any Plan Year, the sum of his or her Pre-Tax Contributions (as defined in the Savings Plan) and Post-Tax Contributions (as defined in the Savings Plan) made for the twelve-month period ending on the December 31 immediately preceding such Plan Year (the "look-back period") divided by his or her Compensation (as defined in the Savings Plan) for such look-back period. In the case of an Eligible Employee or Participant who was not an Employee at any time during the look-back period, his or her Projected Employee Contribution Percentage for the applicable Plan Year shall be 5%.

          (42) The term "Projected Excess Benefit" shall mean, for an Eligible Employee or a Participant for any Plan Year, the amount by which his or her Projected Uncapped Savings Plan Contributions for that Plan Year exceed his or her Projected Savings Plan Contributions for that Plan Year.

          (43) The term "Projected Profit-Sharing Contribution Percentage" shall mean, for any Plan Year, the contribution percentage determined by the Committee as of the December 31 immediately preceding such Plan Year for this purpose.

          (44) The term "Projected Post-Tax Contributions" shall mean, for an Eligible Employee or a Participant for a Plan Year, his or her Projected Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year, less his or her Projected Pre-Tax Contributions for that Plan Year.

          (45) The term "Projected Pre-Tax Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, the lesser of (i) his or her Projected Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year or (ii) the contribution limitation in effect under Code Section 402(g)(1) for that Plan Year.

          (46) The term "Projected Savings Plan Base Pay" shall mean, for an Eligible Employee or a Participant, for any Plan Year, his or her estimated Base Pay (as defined in Savings Plan) for such Plan Year, as determined by the Committee in a uniform and nondiscriminatory manner, as of the December 31 immediately preceding such Plan Year, or, if such Eligible Employee or Participant was not an Employee as of such December 31, the first day during the Plan Year such Eligible Employee or Participant became an Employee.

          (47) The term "Projected Savings Plan Compensation" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated Compensation

	(as defined in the Savings Plan) for such Plan Year, as determined by the Committee in a uniform and nondiscriminatory manner, as of the December 31 immediately preceding such Plan Year, or, if such Eligible Employee or Participant was not an Employee as of such December 31, the first day during the Plan Year such Eligible Employee or Participant became an Employee.

          (48) The term "Projected Savings Plan Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated aggregate amount of Company Contributions (as defined in the Savings Plan) that would be made under the Savings Plan on his or her behalf for that Plan Year based on (i) his or her Projected Savings Plan Base Pay for that Plan Year, (ii) his or her Projected Savings Plan Compensation for that Plan Year,
	(iii) his or her Projected Savings Plan Post-Tax Contributions for that Plan Year, (iv) his or her Projected Savings Plan Pre-Tax Contributions for that Plan Year, (v) the Projected Additional Contribution Percentage for that Plan Year, and (vi) the Projected Profit-Sharing Contribution Percentage for that Plan Year.

          (49) The term "Projected Savings Plan Post-Tax Contributions" shall mean, for an Eligible Employee or a Participant for a Plan Year, his or her Projected Savings Plan Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year, less his or her Projected Savings Plan Pre-Tax Contributions for that Plan Year.

          (50) The term "Projected Savings Plan Pre-Tax Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, the lesser of (i) his or her Projected Savings Plan Compensation for that Plan Year multiplied by his or her Projected Employee Contribution Percentage for that Plan Year or (ii) the contribution limitation in effect under Code Section 402(g)(1) for that Plan Year.

          (51) The term "Projected Uncapped Savings Plan Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, his or her estimated aggregate amount of Company Contributions (as defined in the Savings Plan) that would have been made on his or her behalf for that Plan Year if the limitations of Code Sections 401(a)(17) and 415 did not apply for that Plan Year based on (i) his or her Projected Base Pay for that Plan Year, (ii) his or her Projected Compensation for that Plan Year, (iii) his or her Projected Post-Tax Contributions for that Plan Year (iv) his or her Projected Pre-Tax Contributions for that Plan Year, (v) the Projected Additional Contribution Percentage for that Plan Year, and (vi) the Projected Profit-Sharing Contribution Percentage for that Plan Year.

          (52) The term "Retirement," "Retire(s)" or "Retired" shall mean, Retirement (as defined in The Ohio Casualty Insurance
	Company Employees Retirement Plan); however (a) any such Retirement that is based on a Participant being disabled shall apply only to the extent such Participant is determined by the Committee (or its designee) to incur a Disability and (b) any such Retirement that is based on a Participant's termination of employment shall apply only to the extent such Participant is determined by the Committee (or its designee) to have suffered a "separation from service" (within the meaning of Code Section 409A(a)(2)(A)(i) and the regulations and administrative guidance issued thereunder).

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          (53) The term "Savings Plan" shall mean The Ohio Casualty
	Insurance Company Employee Savings Plan.

          (54) The term "Savings Plan Contributions" for any participant in the Savings Plan shall mean the aggregate amount of Company Contributions (as defined in the Savings Plan) that were made under the Savings Plan on his or her behalf for the applicable Plan Year.

          (55) The term "Selected Employee" shall mean an Employee designated to participate in this Plan under the provisions of Section 2.1.

          (56) The term "Short Period" shall mean the period of time beginning on July 1, 2004 and ending on December 31, 2004.

          (57) The term "Termination of Employment" shall mean the termination of employment with the Employer, voluntarily or involuntarily, for any reason other than Retirement or death; however, no "Termination of Employment" shall occur with respect to this Plan unless it constitutes a "separation from service" (within the meaning of Code Section 409A(a)(2)(A)(i) and the regulations and administrative guidance issued thereunder).

          (58) The term "Theoretical Excess Benefit" shall mean, for an Eligible Employee or a Participant for any Plan Year, the amount, if any, by which his or her Uncapped Savings Plan Contributions for that Plan Year exceed his or her Savings Plan Contributions for that Plan Year.

          (59) The term "Top Hat Excess Benefit" shall mean the portion of a Participant's Excess Benefit Account Balance that is not attributable to his or her Code Section 415 Excess Benefit.

          (60) The term "Uncapped Savings Plan Contributions" shall mean, for an Eligible Employee or a Participant for any Plan Year, the aggregate amount of Company Contributions (as defined in the Savings Plan) that would have been made on his or her behalf for that Plan Year if the limitations of Code Sections 401(a)(17) and 415 did not apply for that Plan Year.
	In determining a participant's Uncapped Savings Contributions for a Plan Year, the Committee (or its designee) shall assume that the Participant would have made an aggregate amount of Post-Tax Contributions (as defined in the Savings Plan, but without regard to any applicable limitations under the Savings
	Plan) and Pre-Tax Contributions (as defined in the Savings Plan, but without regard to any applicable limitations under the Savings Plan) under the Savings Plan (on (a) his or her Compensation in excess of the limitations of Code Section 401(a)(17) for that Plan Year or, if greater, (b) his or her Compensation received during that Plan Year after his or her Annual Additions (as defined in the Savings Plan) for that Plan Year reach the contribution limitation in effect under Code
	Section 415(c)(1)(A) for that Plan Year) at a rate equal to his or her Employee Contribution Percentage as of the time such applicable limitation is reached.

          (61) The term "Valuation Date" shall mean each day on which the New York Stock Exchange is open for business.

	1.2	Number and Gender.  Whenever any words used herein are
in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply, and references to the male gender shall be construed as applicable to the female gender where applicable, and vice versa.

				SECTION 2

		PARTICIPATION BY SELECTED EMPLOYEES
		-----------------------------------

	2.1	Participation.  (a)  Participation in the Plan is
limited to each Employee who meets any of the following conditions:

          (i)	He or she is an Eligible Employee who was a participant
	in the Prior Plan as of December 31, 2004 and had not received the entire amount of his or her benefit under the Prior Plan as of December 31, 2004 (a "Prior Plan Participant");

          (ii)	He or she is an Eligible Employee whose Short Period
	Excess Benefit (as determined under Section 3.1) is greater than zero; or

          (iii)	He or she is an Eligible Employee whose Projected
	Excess Benefit for any Plan Year is greater than zero.

      (b) Each Eligible Employee who meets the requirements of clause
(a)(i) or (a)(ii) shall become a Selected Employee and a Participant as of January 1, 2005. Each Eligible Employee who meets the requirement of clause (a)(iii) shall become a Selected Employee and a Participant as of the first day the Plan Year for which he or she meets the requirements of clause (a)(iii) or, if later, his or her first day of employment during such Plan Year. In no event shall any Employee become a Participant earlier than January 1, 2005.

	2.2	Cessation of Active Participation.  A Participant
who suffers a Termination of Employment, Retires or dies shall immediately thereupon cease active participation in the Plan. Notwithstanding the foregoing, if the Committee determines in good faith that a Participant is not a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with ERISA Sections 201(2), 301(a)(3) and 401(a)(1), the Committee may, in its sole discretion, terminate such Participant's status as a Selected Employee. Nothing in this Plan shall prevent the Committee from terminating prospectively an individual's status as a Selected Employee.

                                 SECTION 3

			ANNUAL EXCESS BENEFIT CREDITS
			-----------------------------

	3.1	Amount of Credit.  (a) For each Plan Year beginning on
or after January 1, 2005, on or before the due date for the Company to file its federal income tax return (including extensions) for the calendar year in which such Plan Year ended, each Participant who was an Eligible Employee during that Plan Year shall receive an Excess Benefit Credit for that Plan Year equal to the amount provided under Section 3.1(b).

          (b)	For the 2005 Plan Year, a Participant's Excess Benefit
Credit for such Plan Year shall equal the sum of (i) his or her Deemed Excess Benefit for the 2005 Plan Year and (ii) his or her Short Period Excess Benefit. For Plan Years beginning on or after January 1, 2006, a Participant's Excess Benefit Credit for such Plan Year shall equal the sum of (i) his or her Deemed Excess Benefit for such Plan Year and
(ii) his or her Adjusted Excess Benefit for such Plan Year.

          (c)	A Participant's Short Period Excess Benefit shall equal:

            (i)	the amount, if any, by which his or her Uncapped Savings
	Contributions for the entire 2004 calendar year exceed his or her Savings Plan Contributions for the entire 2004 calendar year, determined as if the Plan were in effect for that entire year and reduced by amounts described in clauses (ii) and (iii);

            (ii) the amount determined under clause (i) above not attributable to the Short Period; and

           (iii) any amount credited under The Ohio Casualty Insurance Company Executive Supplemental Savings Plan for the Short Period.

	3.2	Adjustment to Excess Benefit Account.  A Participant's
Adjusted Excess Benefit for any Plan Year shall equal his or her Theoretical Excess Benefit for the preceding Plan Year minus his or her Deemed Excess Benefit for such preceding Plan Year. For the 2005 Plan Year, each Participant's Adjusted Excess Benefit shall be zero. A Participant's Adjusted Excess Benefit for a Plan Year shall be credited to his or her Excess Benefit Account as soon as administratively feasible after such Adjusted Excess Benefit for such Plan Year is determined but not before the beginning of such Plan Year; however, in no event shall a Participant receive an Adjusted Excess Benefit that is greater than zero for a Plan Year unless such Participant was an active Employee at some time during such Plan Year.

				SECTION 4

				ACCOUNTS
				--------

	4.1	Establishment of Excess Benefit Accounts.  For purposes
of the Plan, the Committee shall cause a separate Excess Benefit Account to be established in the name of each Participant. Within each Participant's Excess Benefit Account, the Committee shall separately account for such Participant's Code Section 415 Excess Benefit and such Participant's Top Hat Excess Benefit. Each Prior Plan Participant shall receive a credit to such Participants' Excess Benefit Account at the beginning of January 1, 2005 equal to the amounts credited to such Participant's account under the Prior Plan on December 31, 2004 and such amounts shall thereafter be adjusted in accordance with Section 4.2 and administered in accordance with the terms of this Plan. The Excess Benefit Credits of a Participant shall be credited to such Participant's Excess Benefit Account as of the date such Excess Benefit Credits are determined to be credited by the Committee. All amounts credited to a Participant's Excess Benefit Account shall be adjusted in the manner determined under Section 4.2.

	4.2	Crediting/Debiting of Account.  In accordance with, and
subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, a Participant's Excess Benefit Account Balance shall be adjusted in accordance with the following rules:

          (a)	Election of Measurement Funds.  Each Selected Employee
or Prior Plan Participant shall elect on such election form designated by the Committee (or its designee) for such purpose the Measurement Fund(s) that will be used to determine the adjustment amounts to be credited to or debited from his Excess Benefit Account for the applicable Plan Year or portion thereof in which the Selected Employee or Prior Plan Participant commences participation in the Plan and continuing thereafter for each subsequent Plan Year in which such Selected Employee or Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first calendar quarter beginning after a Participant's commencement of participation in the Plan and continuing once per quarter thereafter for each calendar quarter in which the Participant participates in the Plan, as of any Valuation Date in the applicable quarter, the Participant may (but is not required to) elect, by submitting such election on a form designated by the Committee (or its designee) for such purpose to the Committee (or its designee) that is accepted and approved by the Committee (or its designee) or in such other manner required by the Committee (or its designee), to change the Measurement Fund(s) to be used to determine the adjustment amounts to be credited to or debited from such Participant's Excess Benefit Account. If an election is made in accordance with the previous sentence, it shall apply as of the first Valuation Date immediately following the date of receipt and approval by the Committee (or its designee) and shall continue thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

          (b)	Proportionate Allocation.  Any election under
Section 4.2(a) above shall result in 100% of a Participant's Excess Benefit Account Balance being allocated among the Measurement Fund(s) elected by the Participant as if the Participant was making an actual investment in the Measurement Fund(s) equal to the portion of such Participant's Excess Benefit Account Balance allocated to such Measurement Fund(s).

          (c)	Measurement Funds.  A Participant must elect at least
one of the Measurement Funds described in Appendix B for the purpose of determining the manner in which such Participant's Excess Benefit Account Balance is to be adjusted. If a Participant fails to elect a Measurement Fund, the Committee shall select a default Measurement Fund for the purpose of determining the manner in which such Participant's Excess Benefit Account Balance is to be adjusted. The Measurement Funds established by the Committee (or its designee) and described in Appendix B may not include a Company Stock fund, which would be invested in Shares, but shall include mutual funds selected and approved by the Committee (or its designee) and a money market fund selected and approved by the Committee (or its designee). The Committee (or its designee) shall duly consider, but is not required to approve, the Participant's requested election of the Measurement Fund or Funds or the Participant's requested change in the Measurement Fund or Funds. In all events, the Participant's Excess Benefit Account Balance shall be determined by reference to such Measurement Fund(s) as the Committee (or its designee) shall have selected from time to time with respect to the Participant's Excess Benefit Account Balance. As necessary, the Committee (or its designee) may, in its sole discretion, discontinue, substitute or add a Measurement Fund(s). Each such action will take effect as of the first day of the earliest Valuation Date that follows by at least 30 days the day on which the Committee (or its designee) gives Participants advance written notice of such change unless the Committee (or its designee) determines circumstances warrant a shorter advance notice period.

          (d)	Crediting or Debiting Method.  The performance of the
elected Measurement Fund(s) (either positive or negative) will be determined by the Committee (or its designee), in its sole discretion, based on the performance of the Measurement Fund(s) itself (taking into account the reinvestment of dividends, capital gains and interest income distributions therefrom). A Participant's Excess Benefit Account Balance shall be debited or credited as of the end of each Valuation Date, based on the performance of the applicable Measurement Fund(s) (at the closing price on such Valuation Date) selected by the Participant, as determined by the Committee (or its designee) in its sole discretion, as though (i) the Participant's Excess Benefit Account Balance was invested in the Measurement Fund(s) in the manner selected by the Participant and in effect as of the end of each such Valuation Date (at the closing price on such Valuation Date); (ii) any Excess Benefit Credits credited to the Participant?s Excess Benefit Account on that Valuation Date were invested in the Measurement Fund(s) (at the closing price on such Valuation Date) selected by the Participant and in effect as of the end of that Valuation Date; and (iii) any distribution made to a Participant that decreases such Participant's Excess Benefit Account Balance ceased to be invested in the applicable Measurement

Fund(s) (at the closing price on such Valuation Date) as of the Valuation Date immediately preceding the date as of which such distribution occurred.

          (e)	No Actual Investments.  Notwithstanding any other
provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election or deemed election of any such Measurement Fund(s), the allocation of his or her Excess Benefit Account Balance thereto, the calculation of adjustment amounts and the crediting or debiting of such amounts to a Participant's Excess Benefit Account Balance shall not be considered or construed in any manner as an actual investment of such Participant's Excess Benefit Account Balance in any such Measurement Fund. If the Company decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Excess Benefit Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on such Participant?s behalf by the Company. The Participants shall, at all times, remain unsecured creditors of the Company.

				SECTION 5

			      DISTRIBUTIONS
			      -------------

	5.1	In General.  Except as otherwise provided in this
Section 5, the Excess Benefit Account Balance of a Participant shall be payable to such Participant (or, in the case of the death of a Participant, his or her Beneficiary) in the manner determined under
Section 5.4.

	5.2	Distributions to Incompetents.  If the Committee
(or its designee) determines, in its discretion, that a payment under the Plan is to be made to a minor, a person declared incompetent or to a person incapable of handling his or her property, the Committee (or its designee) may direct such payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee (or its designee) may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to making such payment. Any such payment shall be a payment for the account of the Participant and a Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

	5.3	Court Ordered Distributions.  The Committee (or its
designee) is authorized to make any payments required by a domestic relations order (as defined in Code Section 414(p)(1)(B)) to an individual other than the Participant whose Excess Benefit Account is the subject of such order at the time and in the manner necessary to fulfill such order.

	5.4	Method of Payment.  Distributions of a Participant's
Excess Benefit Account Balance shall be made in cash and in either a lump sum or five annual installments, as elected by such Participant in the manner described below.

          (a)	Subject to the requirements of Section 5.4(b), if a
	Participant suffers a Termination of Employment or Retires, payment of such Participant's Excess Benefit Account Balance shall be made to such Participant as of his or her Benefit Commencement Date in accordance with the payment method in effect at the time of such distribution, as determined under this Section 5.4(a). A Participant may elect (a "distribution election") to receive his or her Excess Benefit Account Balance in a lump sum or five annual installments, provided that such distribution election is made by the later of the following dates: (i) December 31, 2005 or if earlier, before his or her termination of employment; or (ii) the December 31 preceding the Plan Year in which he or she first became eligible to participate in the Plan, or if later, the date that is no later than 30 days after the date as of which he or she first became eligible to participate in the Plan but only if he has never participated in any other plan required to be aggregated with this Plan with respect to such Participant under Code Section 409A and the applicable provisions of the regulations and administrative guidance issued thereunder. To the extent a Participant has elected to receive his or her Excess Benefit Account Balance in the form of annual installments, each annual installment after the first annual installment shall be paid as of the applicable anniversary of his or her Benefit Commencement Date. If at the time of a Participant's Retirement or Termination of Employment the Committee (or its designee) determines that no such distribution election is in effect (or such distribution election was not timely made) with respect to such Participant's Excess Benefit Account at that time, such Participant's Excess Benefit Account Balance shall be distributed in a lump sum.

          (b)	If a Participant dies before payment of all amounts
	payable under the Plan with respect to him or her has been made, the remaining amount of such Participant's Excess Benefit Account Balance shall be distributed to such Participant's Beneficiary in a single lump sum as of the first Valuation Date following the Committee's (or its designee's) receipt of sufficient notice of such Participant's death.

	5.5	Distribution to Pay Taxes.  To the extent permitted under
Code Section 409A and/or the administrative guidance and regulations issued thereunder, the Committee (or its designee) may distribute the portion of a Participant's Excess Benefit Account Balance necessary to pay
(i) the Federal Insurance Contributions ("FICA") tax imposed under Code
Section 3101, 3121(a) and 3121(v)(2), where applicable, on amounts deferred under this Plan (the "FICA Amount"), (ii) the income tax at source on wages imposed under Code Section 3401 or the corresponding withholding provisions of applicable state, local or foreign tax laws as a result of the payment of the FICA Amount and (iii) the additional income tax at source on wages attributable to the pyramiding Code Section 3401 wages and taxes. However, the total payment under this Section 5.5 may not exceed the aggregate of the FICA Amount and the income tax withholding related to such FICA Amount. Any amount distributed under this Section 5.5 shall be used solely to pay the FICA Amount and the income tax withholding related to such FICA Amount.

	5.6	Distribution for Code Section 409A Violation.  If the Plan
fails to meet the requirements of Code Section 409A with respect to a Participant, the Committee (or its designee) may distribute such Participant's Excess Benefit Account Balance as soon as administratively feasible following discovery of such failure, but only to the extent of the amount required to be included in such Participant's gross income as a result of the failure to comply with the requirements of Code Section 409A and the regulations issued thereunder.

	5.7	Distribution Upon Plan Termination.  Upon the termination of this Plan, the Committee (or its designee) may distribute a Participant's Excess Benefit Account Balance as soon as administratively feasible following such termination, provided that one of the following conditions is satisfied:

          (a)	Such Plan termination occurs, at the Committee's (or its
	designee's) discretion, within twelve months of a corporate dissolution of the Employer taxed under Code Section 331 or with the approval of a bankruptcy court under Title 11 U.S.C. Section 503
	(b)(1)(A), provided that each Participant's Excess Benefit Account Balance is included in the applicable Participant's gross income in the latest of:

       		(1) The calendar year in which the Plan terminates;

		(2) The calendar year in which such Excess Benefit Account Balance is no longer subject to a substantial risk of forfeiture; or

		(3) The first calendar year in which such distribution is administratively practicable;

          (b)	Such Plan termination occurs, at the Committee's (or its
	designee's) discretion, within the thirty (30) days preceding or the twelve (12) months following a Change in Control. For purposes of this Section 5.7, the Plan will be treated as terminated only if all substantially similar plans or arrangements sponsored by the Employer are terminated so that each Participant in the Plan and all participants under substantially similar plans or arrangements are required to receive all amounts of compensation deferred under this Plan and the other terminated plans or arrangements within twelve
	(12) months of the date of termination of the Plan and other substantially similar plans or arrangements;

          (c)	Such Plan termination occurs, at the Employer's discretion,
	at any time, provided that, with respect to a Participant in the
	Plan:

		(1) All plans or arrangements sponsored by the Employer that would be aggregated with the Plan under Code Section 409A and the applicable provisions of the regulations and administrative guidance issued thereunder if such Participant participated in all of such plans or arrangements (the "Aggregated Participant Plans") are terminated.

		(2) No payments other than payments that would be payable under the terms of that Participant's Aggregated Participant Plans if the Plan termination had not occurred are made within twelve (12) months of the termination of the Participant's Aggregated Participant Plans;

		(3) All payments are made within twenty-four (24) months of the termination of such Participant's Aggregated Participant Plans; and

		(4) The Employer does not adopt at any time within five (5) years following the date of termination of the Plan a new arrangement that would become a part of that Participant's Aggregated Participant Plans if that Participant participated both in such new arrangement and the Plan.

	5.8	Timing of Actual Distributions.  Any distribution or payment of any portion of a Participant's Excess Benefit Account Balance shall be treated as made as of the date designated under the applicable provisions of this Section 5 only if (a) such distribution or payment does not occur before such date and (b) such distribution or payment actually occurs by the applicable deadline permitted for such distribution or payment under Code
Section 409A and the regulations and administrative guidance issued thereunder.

	5.9	Limitations on Distribution.  Except as otherwise provided in this Section 5, no distribution of any portion of a Participant's Excess Benefit Account Balance (and no acceleration of the time or schedule of any payment or amount scheduled to be paid pursuant to a payment under the Plan) shall be permitted under the Plan.

	5.10	Valuation of Distributions.  All distributions under the Plan shall be based upon a Participant's Excess Benefit Account Balance as of the end of the Valuation Date immediately preceding the date of distribution.

	5.11	Right to Withhold and Receive Payment for Taxes.  To the
extent required by law in effect at the time a distribution is made from the Plan, the Company or its agents shall have the right to withhold or deduct from any distributions or payments any taxes required to be withheld by federal, state or local governments. In addition, the Company shall withhold from a Participant's nondeferred compensation, any applicable payroll and/or income taxes that may be due at the time any Excess Benefit Credit was made under the Plan. If a Participant's nondeferred compensation is insufficient for the Company to withhold any applicable payroll and/or income taxes that may be due at the time any Excess Benefit Credit was made under the Plan, the Company or Committee (or its designee) may require such Participant to pay such taxes to the Company in the manner determined by the Committee (or its designee). If a Participant is required to pay any applicable payroll and/or income taxes under the preceding sentence and such Participant fails to pay such taxes by the deadline provided by the Company or Committee (or its designee), the Committee (or its designee) may irrevocably forfeit such Participant's Excess Benefit Account Balance. Any amounts forfeited under the preceding sentence shall not be paid to such Participant or his or her Beneficiary.

				SECTION 6

			      BENEFICIARIES
			      -------------

	6.1	Beneficiary Designation.  Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the death of a Participant, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation shall revoke all prior designations by such Participant, shall be in a form prescribed by the Committee (or its designee), and shall be effective only when approved by the Committee (or its designee) during the Participant's lifetime.

	6.2	No Beneficiary Designation.  In the absence of a valid
Beneficiary designation, or if, at the time any Plan payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Committee (or its designee) shall pay any such Plan payment to the Participant's spouse, or, if none, to the Participant's child or children, or, if none, to the Participant's parent(s), or, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to receive a Plan payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Committee (or its designee) in its sole discretion, may distribute such payment to the estate of the Participant without liability for any taxes or other consequences that might flow therefrom, or may take such other action as the Committee
(or its designee) deems to be appropriate, provided that such action is not inconsistent with the requirements of Code Section 409A and the regulations and administrative guidance issued thereunder.

				SECTION 7

		   FUNDING AND PARTICIPANT'S INTEREST
		   ----------------------------------

	7.1	Plan Unfunded.  The Plan shall be unfunded and no trust or
special deposit shall be created, or deemed to be created, by the Plan or the Company. The crediting of amounts to the Excess Benefit Account of a Participant shall be made through recordkeeping entries. No actual funds shall be segregated, reserved, or otherwise set aside; provided, however, that nothing herein shall prevent the Company from establishing one or more grantor trusts from which distributions due under the Plan may be paid.
All distributions shall be paid by the Company from its general assets and/or from one or more grantor trusts established by the Company and a Participant or a Beneficiary shall have the rights of a general, unsecured creditor against the Company for any distributions due hereunder. The benefits provided to Participants under the Plan constitute a mere promise by the Company to make such payments in the future.

	7.2	Interests of Participants Under the Plan.  Each Participant
has an interest only in the cash value of his Excess Benefit Account. No Participant shall have any right or interest in any specific fund, stock or securities.

				SECTION 8

		   ADMINISTRATION AND INTERPRETATION
		   ---------------------------------

	8.1	Administration.  The Plan shall be administered by the
Committee, which may delegate all or a portion of its duties to one or more employees of the Company. The Committee has, to the extent appropriate and in addition to the powers described elsewhere in the Plan, full discretionary authority to construe and interpret the terms and provision of the Plan; to make factual determinations concerning a Participant's eligibility for benefits under the Plan and other administrative matters relating to a Participant's Excess Benefit Account; to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan; to perform all acts, including the delegation of its administrative responsibilities to advisors or other persons who may or may not be employees of the Company; and to rely upon the information or opinions of legal counsel or experts selected to render advice with respect to the Plan, as it shall deem advisable, with respect to the administration of the Plan. Any action to be taken by the Committee shall be taken by a majority of its members, either at a meeting or by written instrument approved by such majority in the absence of a meeting. A written resolution or memorandum signed by one Committee member and the secretary of the Committee shall be sufficient evidence to any person of any action taken pursuant to the Plan.

	8.2	Interpretation.  The Committee (or its designee) may take any action, correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any election hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect or to carry out the Board's purposes in adopting the Plan. Any decision, interpretation or other action made or taken by the Committee (or its designee) arising out of or in connection with the Plan, shall be within the absolute discretion of the Committee (or its designee), and shall be final, binding and conclusive on the Company as well as all Participants, Beneficiaries and their respective heirs, executors, administrators, successors and assigns. The determinations by the Committee (or its designee) with respect to the Plan need not be uniform, and may be made selectively among Employees, whether or not they are similarly situated.

	8.3	Records and Reports.  The Committee (or its designee) shall
keep a record of proceedings and actions and shall maintain or cause to be maintained all such books of account, records, and other data as shall be necessary for the proper administration of the Plan. Such records shall contain all relevant data pertaining to individual Participants and their rights under the Plan.

	8.4	Payment of Expenses.  The Company shall bear all expenses
incurred by it and by the Committee in administering the Plan.

	8.5	Indemnification for Liability.  The Company shall indemnify
the Committee, and the employees of the Company to whom the Committee delegates duties under the Plan against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan.

	8.6	Claims Procedure.  A Participant or Beneficiary who believes he or she is entitled to a benefit under the Plan shall file a written claim with the Committee. If such claim is denied in whole or in part, the Committee (or its designee) shall notify (in writing or electronically) such Participant or Beneficiary (hereinafter referred to as the "Claimant") or an authorized representative of the Claimant, as applicable, of any adverse benefit determination (within the meaning of DOL Reg. Section 2560.503-1
(m)(4)) concerning such claim within ninety (90) days (forty-five (45) days for disability benefit claims) of receipt of the claim. If the Committee
(or its designee) determines that special circumstances require an extension of time for processing the claim, the Committee (or its designee) shall notify the Claimant in writing of the extension before the end of the initial ninety
(90)-day period (forty-five (45)-day period for disability benefit claims) and the written notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee (or its designee) expects to make a decision. The extension of time shall not exceed ninety
(90) days (thirty (30) days for disability benefit claims) from the end of the initial ninety (90)-day period (forty-five (45)-day period for disability benefit claims).

	If the claim is a disability benefit claim and before the end of the initial thirty (30)-day extension period the Committee (or its designee) determines that due to matters beyond its control a decision cannot be rendered within the extension period, the Committee (or its designee) may extend the time for processing a Claimant's claim for an additional thirty
(30) days provided that the Committee (or its designee) informs the Claimant in writing before the expiration of the first thirty (30)-day extension period of the circumstances requiring the extension and the date as of which the Committee (or its designee) expects to render a decision. Any extension notice concerning a disability benefit claim will also explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues. Further, the Claimant shall be given forty-five (45) days to provide the specified information.

	Any adverse benefit determination notice shall describe the specific reason or reasons for the denial, refer to the specific Plan provisions on which the termination was based, describe any additional material or information necessary for the Claimant to perfect his or her claim and explain why that material or information is necessary, describe the Plan's review procedures and the time limits applicable to those procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following a denial upon review and, for disability benefit claims, include a statement that a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of that rule, guideline, protocol or other criterion will be provided free of charge to such Claimant upon request (if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination) or a statement that an explanation of the scientific or clinical judgment for the determination applying the terms of the Plan to the Claimant's medical circumstances will be provided free of charge upon request (if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit). If the notification is made electronically, it must comply with DOL Reg. Section 2520.104b-(1)
(c)(1)(i), (iii) and (iv).

	Upon receipt of an adverse benefit determination, a Claimant may, within sixty (60) days (one hundred eighty (180) days for disability benefit claims) after receiving notification of that determination, submit a written request asking the Committee to review the Claimant's claim. Each Claimant, when making his or her request for review of his or her adverse benefit determination, shall have the opportunity to submit written comments, documents, records and any other information relating to the claim for benefits. Each Claimant shall also be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to such Claimant's claim for benefits. The review shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, regardless of whether the information was submitted or considered in the initial benefit determination. For disability benefit claims, the review will not afford deference to the initial adverse benefit determination and will be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal or a subordinate of that individual. In deciding an appeal of any adverse benefit determination concerning a disability benefit claim that is based in whole or in part on a medical judgment, the appropriate named fiduciary shall (i) consult with a healthcare professional who has appropriate training and experience in the field of medicine involved in the medical judgment and (ii) allow for the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and the healthcare professional engaged for purposes of the consultation described above will be an individual who is neither an individual who is consulted in connection with the adverse benefit determination that is the subject of the appeal or a subordinate of that individual. If a Claimant does not submit his or her request for review in writing within the sixty (60)-day period (one hundred eighty (180)-day period for disability benefit claims) described above, his or her claim shall be deemed to have been conclusively determined for all purposes of the Plan and the adverse benefit determination will be deemed to be correct.

	If the Claimant submits in writing a request for review of the adverse benefit determination within the sixty (60)-day period (one hundred eighty
(180)-day period for disability benefit claims) described above, the Committee (or its designee) shall notify (in writing or electronically) him or her of its determination on review within a reasonable period of time but not later than sixty (60) days (forty-five (45)-days for disability benefit claims) from the date of receipt of his or her request for review, unless the Committee (or its designee) determines that special circumstances require an extension of time. If the Committee (or its designee) determines that an extension of time for processing a Claimant's request for review is required, the Committee (or its designee) shall notify him or her in writing before the end of the initial sixty (60)-day period (forty-five (45)-day period for disability benefit claims) and inform him or her of the special circumstances requiring an extension of time and the date by which the Committee (or its designee) expects to render its determination on review. The extension of time will not exceed sixty (60) days (forty-five (45)-days for disability benefit claims) from the end of the initial sixty (60)-day period (forty-five (45)-day period for disability benefit claims).

	If the Committee (or its designee) confirms the adverse benefit determination upon review, the notification will describe the specific reason or reasons for the adverse determination, refer to the specific Plan provisions on which the benefit determination is based, include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim and include a statement describing the Claimant's right to bring an action under ERISA Section 502(a), for disability benefit claims include a statement that a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol or other similar criterion will be provided free of charge to the Claimant upon request (if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination), a statement that an explanation of the scientific or clinical judgment for the determination will be provided free of charge upon request (if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit) and the any other required information under DOL Reg. Section 2560.503-1. In all events, the claims procedure described above shall be administered in a manner not inconsistent with ERISA Section 503 and DOL Reg.
Section 2560.503-1.

				SECTION 9

			AMENDMENT AND TERMINATION
			-------------------------

	9.1	In General.  Subject to Section 9.2 hereof, the Committee may at any time amend or terminate any or all of the provisions of the Plan in any manner; provided, however, that in no event shall any such amendment or termination adversely affect the right of any Participant or Beneficiary to a payment under the Plan on the basis of amounts allocated to the Excess Benefit Account of a Participant as of the date of such amendment or termination or cause the Plan to fail to satisfy the requirements of Code Section 409A (unless such intended failure is specifically described in the Committee's resolutions adopting such amendment). In the event that the Plan is discontinued with respect to future Excess Benefit Credits or terminated, each Participant's Excess Benefit Account Balance shall be distributed in accordance with, and subject to the requirements of, Section 5. Notwithstanding any provision to the contrary in the Plan, nothing shall restrict the Committee's right to amend the Plan, without the consent of Participants and without additional consideration to affected Participants, to the extent necessary to avoid taxation and/or penalties arising under Code Section 409A, even if such amendments reduce, restrict or eliminate rights or benefits granted under the Plan.

	9.2	Termination After Change in Control.  Notwithstanding Section
9.1, the Committee may not amend or terminate the Plan without the prior written consent of all Participants following a Change in Control, provided that each Participant's Excess Benefit Account Balance shall be distributed in accordance with, and subject to the requirements of, Section 5.

				SECTION 10

			 MISCELLANEOUS PROVISIONS
			 ------------------------

	10.1	Information to be Furnished by Participants and Beneficiaries
and Inability to Locate. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last address as shown on the records of the Company shall be binding on the Participant or Beneficiary for all purposes of the Plan. Neither the Company nor the Committee shall be obliged to search for any Participant or Beneficiary beyond the sending of a certified or registered mail letter to such last known address. If the Company or the Committee (or its designee) notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her continued life and location known to the Company or the Committee (or its designee) before any reasonable search for such Participant or Beneficiary has concluded, any check that is intended to pay any portion of such amount payable under the Plan and that remains outstanding when such reasonable search has concluded shall be voided and the Participant's Excess Benefit Account shall continue to reflect all unpaid amounts, except as provided herein. If the Company or Committee (or its designee) determines that the continued life or location of the Participant or Beneficiary, as applicable, cannot be determined, the Company or the Committee (or its designee) shall have the right to direct that the amount payable shall be deemed to be a forfeiture.

	10.2	Right of the Company to Take Employment Actions.  The
maintenance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be a consideration for, or an inducement or condition of, the employment of any Employee. Nothing herein contained, or any action taken hereunder, shall be deemed to give an Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discipline or discharge an Employee at any time, nor shall it be deemed to give to the Company the right to require the Employee to remain in its employ, nor shall it interfere with any rights of the Employee to terminate his employment at any time.

	10.3	No Alienation of Assignment of Benefits.  The rights and
interest of a Participant under the Plan shall not be assigned or transferred, either voluntarily or by operation of law or otherwise, except as otherwise provided herein, and the rights of a Participant to payments under the Plan shall not be subject to alienation, attachment, execution, levy, pledge or garnishment by or on behalf of creditors (including heirs, beneficiaries, or dependents) of the Participant or a Beneficiary.

	10.4	Construction.  All legal questions pertaining to the Plan
shall be determined in accordance with the laws of the State of Ohio, without reference to conflict of laws provisions, to the extent such laws are not superseded by ERISA or any other federal law. Consistent with the preceding sentence, any reference to the term "spouse" in this Plan shall mean the person of the opposite sex to whom the Participant or Selected Employee is legally married as husband and wife. For purposes of the preceding sentence and Plan, no individual will be considered to be married unless such marriage is a legal union between one man and one woman as husband and wife, and in no event shall a legal union, civil union or any other union between two individuals of the same sex be treated as a marriage under the Plan.

	10.5	Headings.  The headings of the Sections of the Plan are for
reference only. In the event of a conflict between a heading and the contents of a Section, the contents of the Section shall control.

	10.6	Agent for Legal Process.  The Company shall be the agent for service of legal process with respect to any matter concerning the Plan, unless and until the Company designates some other person as such agent.

	10.7	Tax Treatment.  Although the Committee (or its designee) shall use its best efforts to avoid the imposition of taxation and penalties under Code Section 409A, the tax treatment of Excess Benefit Credits is not warranted or guaranteed. Neither the Company, the Board, nor the Committee (or its designee) shall be held liable for any taxes, penalties or other monetary amounts owed by any Participant, Employee, Beneficiary or other taxpayer as a result of the Plan.

	Executed at 9450 Seward Road, Fairfield, Ohio, 45014 as of this 31st day of December, 2005.


					THE OHIO CASUALTY INSURANCE COMPANY

					By:  /s/  Lynn C. Schoel

					Title: 	Senior Vice President



					THE OHIO CASUALTY INSURANCE COMPANY

					By:  /s/  Elizabeth S. Aumann

					Title: 	Assistant Vice President

				APPENDIX A

			    List of Affiliates
			    ------------------


	For purposes of Section 1.1(8), an Affiliate shall include any entity that is a member of the "affiliated group" (as determined in accordance with Code Section 1504 and the regulations and administrative guidance issued thereunder) that includes the Corporation or the Company either on the Effective Date or at any time thereafter while any amount remains credited hereunder to a Participant's Excess Benefit Account.

	For purposes of the first sentence of Section 1.1(28), no Affiliate shall be designated.






					THE OHIO CASUALTY INSURANCE COMPANY


					By:  /s/  Lynn C. Schoel

Date:  December 28, 2005		Title:  Senior Vice President



					THE OHIO CASUALTY INSURANCE COMPANY


					By:  /s/  Elizabeth S. Aumann

Date:  December 28, 2005		Title:  Assistant Vice President

				APPENDIX B

			    Measurement Funds
			    -----------------


	Same Mutual Funds offered under The Ohio Casualty Insurance Company Employee Savings Plan, excluding the Company Stock Fund (as defined therein) and any MIP, plus the Fidelity Retirement Money Market Portfolio.




					THE OHIO CASUALTY INSURANCE COMPANY


					By:  /s/  Lynn C. Schoel

Date:  December 28, 2005		Title:  Senior Vice President




					THE OHIO CASUALTY INSURANCE COMPANY


					By:  /s/  Elizabeth S. Aumann

Date:  December 28, 2005		Title:  Assistant Vice President



				B-1